SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
     THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

CHECK THE APPROPRIATE BOX:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12

                    GLADSTONE RESOURCES, INC.
        (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[ X ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-
          6(I)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the fling fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:


[   ]     Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided
        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

                    GLADSTONE RESOURCES, INC.
              3500 Oak Lawn Ave., Suite 590, LB 49
                        Dallas, TX 75219

                    ------------------------

          NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

                   to be held July 15, 1999

                    ------------------------

To the shareholders of Gladstone Resources, Inc.:

NOTICE IS HEREBY given that the 1999 Annual Meeting of
Shareholders (the "Meeting") of Gladstone Resources, Inc. (the
"Company") will be held at 3500 Oak Lawn Avenue, Suite 590,
Dallas, TX 75219 on July 15, 1999 at 10:00 a.m., for the following purposes:

1.   To elect five (5) Directors to serve until the 2000 Annual
     Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.   To approve a one-for-five reverse stock split (the "Reverse
     Stock Split") of the Company's outstanding Common Stock;

3. To approve the merger of the Company into a wholly-owned subsidiary of the Company to be organized under the laws of the State of Delaware ("Gladstone-Delaware") in order to effect the change of the Company's state of incorporation from Washington to Delaware (the "Reincorporating"), pursuant to an Agreement and Plan of Merger in the form attached as Exhibit A to the accompanying proxy statement (the "Reincorporating Merger Agreement"). Upon the consummation of the Reincorporating, the Company shall continue its operations as a Delaware corporation;

4. In connection with the Reincorporating to approve and adopt provisions of the Certificate of Incorporation of Gladstone-Delaware ("Delaware Certificate") in the form attached as Exhibit B to the attached proxy statement which provisions would (i) authorize up to 10 million shares of Common Stock
     ("Delaware Certificate Proposal One"), (ii) authorize up to
     5 million shares of a new class of undesignated Preferred Stock
     ("Blank Check Preferred Stock"), which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock, ("Delaware
     Certificate Proposal Two"), (iii) require that all shareholder actions be taken at a shareholders meeting ("Delaware Certificate Proposal Three"), (iv) eliminate cumulative voting in the election of directors ("Delaware Certificate Proposal Four"), (v) provide that officers and directors of the Company shall receive indemnification from the Company to the fullest extent permitted by Delaware law ("Delaware Certificate Proposal Five"),(vi) require the vote of the holders of 66-2/3% of the voting power of the Company to amend the provisions of (iii) and (v) above, or to amend or repeal the Bylaws of Gladstone-Delaware ("Delaware Bylaws"), if shareholders ever seek to amend or repeal the Delaware Bylaws ("Delaware Certificate Proposal
     Six", and together with the foregoing proposals the "Delaware Certificate Proposals"); and

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 17, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

A list of shareholders of the Company entitled to notice of and to vote at the Meeting will be available for examination at the Meeting and during ordinary business hours from July 15, 1999 to the date of the Meeting at the principal offices of the Company at the address set forth above.

You are cordially invited to attend the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

/s/ SHEILA IRONS
------------------
Sheila Irons
SECRETARY
June 17, 1999

                        TABLE OF CONTENTS
                                                          Page
INTRODUCTION.............................................  1

THE MEETING..............................................  1

 TIME, DATE AND PLACE OF MEETING.........................  1
 RECORD DATE AND OUTSTANDING SHARES......................  1
 INTENTIONS TO VOTE......................................  2
 VOTING OF PROXIES; REVOCATION...........................  2
 VOTE REQUIRED; DISSENTERS' RIGHTS........................  2
 PROXY SOLICITATION AND EXPENSES.........................  3

ELECTION OF DIRECTORS (ITEM 1) AND MANAGEMENT
 INFORMATION.............................................  4

 DIRECTORS...............................................  4
 MEETINGS OF THE BOARD OF DIRECTORS......................  5
 DIRECTORS FEES..........................................  5
 BENEFICIAL OWNERSHIP OF FIVE PERCENT OR
  GREATER SHAREHOLDERS...................................  5
 BENEFICIAL OWNERSHIP OF DIRECTORS AND
  EXECUTIVE OFFICERS.....................................  6
 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........  6
 EXECUTIVE COMPENSATION..................................  7
 OPTION/SAR GRANTS IN LAST FISCAL YEAR...................  7
 AGGREGATED OPTION/SAR EXERCISES IN LAST
  FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES......  7
 LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR.....  8
 EMPLOYMENT CONTRACTS AND TERMINATION OF
  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS..........  8
 COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.......  8

REVERSE STOCK SPLIT (ITEM 2).............................  8
 GENERAL.................................................  8
 REASONS FOR THE REVERSE STOCK SPLIT.....................  8
 EFFECT OF THE REVERSE STOCK SPLIT.......................  9
 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...............  9

REINCORPORATING PROPOSAL (ITEM 3)........................ 10
 GENERAL................................................. 10
 PRINCIPAL FEATURES OF THE REINCORPORATING
  AND THE MERGER......................................... 11
 PRINCIPAL REASONS FOR THE REINCORPORATING............... 11
 POSSIBLE DISADVANTAGES OF REINCORPORATING............... 12
 AMENDMENT, DEFERRAL OR TERMINATION OF THE
  REINCORPORATING MERGER AGREEMENT....................... 13
 FEDERAL INCOME TAX CONSQUENCES OF THE
  REINCORPORATING........................................ 13

EXCHANGE OF STOCK CERTIFICATES........................... 13

DISSENTERS' RIGHTS....................................... 14

ADOPTION OF DELAWARE CERTIFICATE PROPOSALS (ITEM 4)...... 15

DELAWARE CERTIFICATE PROPOSAL ONE:
 INCREASE IN AUTHORIZED CAPITAL STOCK.................... 16

 GENERAL................................................. 16
 PRINCIPAL REASONS FOR AUTHORIZATION..................... 16
 POSSIBLE DISADVANTAGES.................................. 16

DELAWARE CERTIFICATE PROPOSAL TWO:
 AUTHORIZATION OF BLANK CHECK PREFERRED.................. 16

 GENERAL................................................. 16

                                I

 PRINCIPAL REASONS FOR AUTHORIZATION..................... 16
 POSSIBLE DISADVANTAGES OF AUTHORIZATION................. 17

DELAWARE CERTIFICATE PROPOSAL THREE:
ELIMINATION OF SHAREHOLDER CONSENTS...................... 17
 GENERAL................................................. 17
 REASONS FOR PROPOSAL.................................... 17
 POSSIBLE DISADVANTAGES OF PROPOSAL...................... 18

DELAWARE CERTIFICATE PROPOSAL FOUR:
 ELIMINATION OF CUMULTIVE VOTING......................... 18

 GENERAL................................................. 18
 REASONS FOR PROPOSAL.................................... 18
 POSSIBLE DISADVANTAGES OF PROPOSAL...................... 18

DELAWARE CERTIFICATE PROPOSAL FIVE:
 INDEMNIFICATION......................................... 19

DELAWARE CERTIFICATE PROPOSAL SIX:
 SUPERMAJORITY VOTING REQUIREMENTS TO AMEND OR
 REPEAL CERTAIN PROVISIONS OF THE CERTIFICATE
 OF INCORPORATION OR BYLAWS.............................. 19

INTERESTED PARTIES....................................... 19

MARKET FOR REGISTRANT'S COMMON EQUITY AND
 RELATED SHAREHOLDER MATTERS............................. 20

 MARKET FOR COMMON STOCK................................. 20
 DIVIDENDS............................................... 20
 HOLDERS OF RECORD....................................... 20

INCORPORATION OF CERTAIN
 INFORMATION BY REFERENCE................................ 20

SHAREHOLDER PROPOSALS.................................... 20

OTHER MATTERS............................................ 20


EXHIBIT A - REINCORPORATING MERGER AGREEMENT
EXHIBIT B - CERTIFICATE OF INCORPORATION OF GLADSTONE - DELAWARE
EXHIBIT C - WBCA DISSENTERS' RIGHTS
EXHIBIT D - COMPARISON OF WASHINGTON AND DELAWARE CORPORATE LAW

                               II

                         PROXY STATEMENT

                      ---------------------

                    GLADSTONE RESOURCES, INC.
              3500 OAK LAWN AVE., SUITE 590, LB 49
                       DALLAS, TEXAS 75219

                    ------------------------

               1999 ANNUAL MEETING OF SHAREHOLDERS
                         JULY 15, 1999

                    ------------------------

                          INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Gladstone Resources, Inc., a Washington corporation (the "Company" or "Gladstone"), for use at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held at 3500 Oak Lawn, Suite 590, Dallas, Texas 75219, on July 15, 1999 at 10:00 a.m., and
at any adjournments thereof.

     This Proxy Statement, the accompanying proxy card and the Annual Report of the Company are first being mailed on or about June 22, 1999, to all shareholders of the Company. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report shall not be deemed a part of this Proxy Statement.

     At the Meeting, the Company's shareholders will vote upon
(i) the election of five (5) directors of the Company to serve until the next annual meeting of shareholders; (ii) a proposal to effect a one-for-five reverse stock split of the Company's outstanding Common Stock (the "Reverse Stock Split"); (iii) a proposal to reincorporate the Company in Delaware (the "Reincorporating"); (iv) certain proposals to adopt provisions of the Certificate of Incorporation of Gladstone-Delaware (the "Delaware Certificate"); and (v) such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors of the Company has nominated the five
(5) directors presented in this proxy statement for election and has approved the Reverse Stock Split, the Reincorporating, each proposal to adopt provisions of the Delaware Certificate (the "Delaware Certificate Proposals") and recommends that holders of Common Stock vote "FOR" the election of the five (5) nominees for election as directors and "FOR" the approval of the Reverse Stock Split, the Reincorporating, and the Delaware Certificate Proposals.

                           THE MEETING

Time, Date and Place of Meeting

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Meeting of Shareholders to be held at 10:00 a.m. on July 15, 1999 at 3500 Oak Lawn Avenue, Suite 590, Dallas, Texas 75219.

Record Date and Outstanding Shares

     The Board of Directors of the Company has fixed the close of business on June 17, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Accordingly, only holders of record of the Company's Common Stock, no par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Meeting, either by proxy or in person. As of the Record Date, there were 4,244,060 shares of Common Stock of the Company outstanding. Each share of Common Stock entitles the holder to one vote. There is no cumulative voting and there are no other voting securities of the Company outstanding.

Intentions to Vote

     The members of the Board of Directors and the executive officers of the Company, which hold an aggregate of approximately 70.29% of the outstanding shares of Common Stock of the Company, have indicated to the Company that they intend to vote their shares for the five (5) nominees for director and for the Reverse Stock Split, the Reincorporating and the Delaware Certificate Proposals. As of the Record Date, the total number of shares of Common Stock which the Board and the executive officers has indicated a desire to vote equals 2,983,062 shares of Common Stock.
See "Beneficial Ownership of Directors and Executive Officers".

Voting of Proxies; Revocation

     All properly executed proxies received by the Company prior to the Meeting and not revoked will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, proxies will be voted "FOR" the election as directors of those persons named below, "FOR" the Reverse Stock Split, "FOR" the Company's proposed Reincorporating and "FOR" the adoption of each of the Delaware Certificate Proposals. The Board of Directors of the Company knows of no business other than that mentioned herein, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and expressing a desire to vote in person. Attendance at the Meeting will not, in itself, constitute revocation of a proxy.

Vote Required; Dissenters' Rights

     A majority of the outstanding Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. Pursuant to the Washington business corporation act ("WBCA"), directors shall be elected by plurality vote at each annual meeting of shareholders and accordingly abstentions and broker non-votes will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders are entitled to cumulate their votes in the election of directors. Under cumulative voting, each shareholder is entitled to cast as many votes as shall equal the number of shares held by the shareholder multiplied by the number of directors to be elected, and such votes may all be cast for a single director or may be distributed among the directors to be elected as the shareholder wishes. If a shareholder desires to cumulate his or her votes, the accompanying proxy should be marked to indicate clearly that the shareholder desires to exercise the right to cumulate votes and to specify how the votes are to be allocated among the nominees for directors. For example, a shareholder may write "cumulate" on the accompanying proxy card and write below the name of the nominee or nominees for whom the shareholder desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a shareholder may instruct the proxy holders not to vote for one or more of the nominees by writing in the space provided on the accompanying proxy card for withholding authority to vote for a nominee the nominee name. If the accompanying proxy card is not marked with respect to the election of directors, authority will be granted to the persons named in the accompanying proxy card to cumulate votes if they so choose and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

     The Reverse Stock Split must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The Reincorporating and the Delaware Certificate Proposals must be approved by the affirmative vote of the holders of two thirds (2/3) of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a "no" vote with respect to the approval of the Reverse Stock Split, the Reincorporating and the Delaware Certificate Proposals. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Pursuant to the WBCA, holders of Company Common Stock who do not vote in favor of the Reincorporating and holders of less than five shares of the Common Stock who do not vote in favor of the Reverse Stock Split and comply with the detailed provisions contained in Chapter 23B.13 of the WBCA will be entitled to dissent and seek the payment of the fair value of their shares of Gladstone-Washington. See "Dissenters' Rights." A copy of Chapter 23B.13 of the WBCA is reproduced as Exhibit C to this Proxy Statement. Shareholders desiring to dissent should read such materials carefully. A vote for those proposals will result in a waiver of any shareholder's dissenters' rights. A vote against those proposals without otherwise complying with the additional notice and other provisions of Chapter 23B.13 of the WBCA will not effectively exercise a dissenting shareholder's dissenters' rights. BECAUSE AN EXECUTED PROXY CARD WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE PROPOSALS UNLESS OTHERWISE SPECIFIED, A SHAREHOLDER RETURNING A SIGNED BUT UNMARKED PROXY CARD WILL WAIVE HIS OR HER RIGHT TO DISSENT FROM THE REINCORPORATING OR, IF APPLICABLE, THE REVERSE STOCK SPLIT.

Proxy Solicitation and Expenses

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy soliciting material and Notice of Meeting of Shareholders, will be paid by the Company. Solicitation of holders of Common Stock by mail, telephone, facsimile or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable out-of-pocket expenses.

    ELECTION OF DIRECTORS (ITEM 1) AND MANAGEMENT INFORMATION

Directors

     Five directors are to be elected at the Meeting, to serve until the Company's next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier resignation or removal.

     The following table sets forth certain information for each nominee and present director of the Company. Each of the nominees for director named in the following table is now serving as a director of the Company and was appointed to the Board of Directors in March, 1999. There is no family relationship between any of the directors or between any director and any executive officer of the Company.



       NAME         AGE           POSITION WITH THE COMPANY
  ---------------   ---  -------------------------------------------


Johnathan M. Hill   49   President, Chief Executive Officer and
                          Director

Charles B. Humphrey 43   Director

H. Wayne Gifford    61   Director

Katherine R. Murphy 42   Treasurer, Assistant Secretary and Director

Fred Oliver         74   Director


     Johnathan M. Hill has served as President, Chief Executive Officer and a director of Gladstone since March, 1999. Mr. Hill also is the President of Hill & Hill Production Company, an oil and gas production company, the Secretary and Treasurer of Hill Energy Company, an oil and gas investment company, and the Vice President of HPC Operating Company, an oil and gas operating company, all based in Dallas, Texas, positions he has held since 1985.

     Charles B. Humphrey has served as a director of the Company since March, 1999. Mr. Humphrey also is the President, Treasurer, and sole Director of Humphrey Oil Corporation, an oil and gas exploration company based in Dallas, Texas, and the President and a Director of Lindenshire, Inc., a real estate development company based in Dallas, Texas, positions he has held since 1984. Mr. Humphrey also has been engaged in real estate development and investment individually and through numerous other partnerships, joint ventures and corporations since 1984.

     H. Wayne Gifford has served as a director of Gladstone since March, 1999. Mr. Gifford also is the President and a Director of Gifford Operating Company, an oil and gas operating company based in Dallas, Texas, positions he has held since 1987. Mr. Gifford has also been active as an independent geological consultant since 1980.

     Katherine R. Murphy has served as Treasurer, Assistant Secretary and a director of Gladstone since March, 1999. Ms. Murphy also is the Vice President and Assistant Secretary of Humphrey Oil Corporation, a position she has held since 1989.

     Fred Oliver has served as a director of Gladstone since March, 1999. Mr. Oliver also is the President of Petroleum Ventures of Texas, Inc., an oil and gas investment company based in Dallas, Texas, positions he has held since 1975. Mr. Oliver also has been engaged in geological and engineering consulting since 1953.

     Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted "FOR" the election of all of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE FIVE NOMINEES NAMED ABOVE.

Meetings of the Board of Directors

     The Board of Directors acted by unanimous written consent on one occasion during the fiscal year ended December 31, 1998. The Board of Directors did not have an audit, compensation, executive or other committee during the fiscal year ended December 31, 1998.

Directors Fees

     During the fiscal year ended December 31, 1998, the directors were not paid any fees for services as a director or attendance at meetings of the Board of Directors. On April 19, 1999, the Board of Directors of the Company approved a fee of $250 for each meeting attended by a director.

Beneficial Ownership of Five Percent or Greater Shareholders

     The following table sets forth beneficial owners of five percent or more of the Company's outstanding shares of Common Stock known to the Company as of June 17, 1999. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                                                  Number of
                                                   Shares                   Percent
Name and address                                Beneficially                of Total
of beneficial owner                                 Owned(1)                 Shares
---------------------------------                 ----------            ---------------
Charles B. Humphrey                                1,080,819              25.47%
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Johnathan M. Hill                                  1,080,819              25.47
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Sheila Irons, Individually and as Trustee of
   Humphrey Children's Trust                         302,630(2)            7.13
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Fred Oliver                                          259,397               6.11
  4625 Greenville Ave., Suite 205
  Dallas, TX  75206
David Tyrrell, individually and as Trustee of
   the Katherine Desporte Tyrrell Trust              216,164(3)            5.09
  4625 Greenville Ave., Suite 203
  Dallas, TX  75206
____________________
 (1) Based upon the joint Schedule 13D filed January 29, 1999 by Mr. Charles B.
     Humphrey, Mr. Johnathan M. Hill, Mr. Fred Oliver, Mr. David Tyrrell, Mr. H.
     Wayne Gifford, Ms. Katherine R. Murphy and Ms. Sheila Irons (the "Group")
     as a group and certain of the members of the Group individually. Each member

                                        5


     of the Group disclaims beneficial ownership of the shares of Common Stock held by the Group or any other member of the Group.
(2) Includes 216,164 Shares held by Humphrey Children's Trust. Ms. Irons disclaims beneficial ownership of the shares of Common Stock held by the Humphrey Children's Trust.
(3)  Includes 108,082 shares held by Katherine Desporte Tyrrell Trust. Mr.
     Tyrrell disclaims beneficial ownership of the shares of Common Stock held by the Katherine Desporte Tyrrell Trust.


Beneficial Ownership of Directors and Executive Officers

     The following table sets forth the number of shares of Common Stock beneficially owned by each director of the Company, each executive officer of the Company and all directors and executive officers as a group as of June 17, 1999. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.


                                                  Number of
                                                   Shares                  Percent
Name and address of                               Beneficially             of  Total
beneficial owner                                    Owned(1)                Shares(1)
---------------------------------                 ----------               --------
Directors and Executive Officers
Charles B. Humphrey                                1,080,819                 25.47%
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Johnathan M. Hill                                  1,080,819                 25.47
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Sheila Irons, Individually and as Trustee of         302,630(2)               7.13(2)
   Humphrey Children's Trust
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Fred Oliver                                          259,397                  6.11
  4625 Greenville Ave., Suite 205
  Dallas, TX  75206
H. Wayne Gifford                                     172,931                  4.07
  4625 Greenville Ave., Suite 203
  Dallas, TX  75206
Katherine R. Murphy                                   86,466                  2.04
  3500 Oak Lawn, Suite 590, LB 49
  Dallas, TX  75219
Directors and Executive Officers as a Group
  (6 individuals)                                  2,983,062                 70.29
_____________________
 (1) Based upon the joint Schedule 13D filed January 29, 1999 by Mr. Charles B.
     Humphrey, Mr. Johnathan M. Hill, Mr. Fred Oliver, Mr. David Tyrrell, Mr. H.
     Wayne Gifford, Ms. Katherine R. Murphy and Ms. Sheila Irons (the "Group")
     as a group and certain of the members of the Group individually. Each member of the Group disclaims beneficial ownership of the shares of Common
     Stock held by the Group or any other member of the Group.
 (2) Includes 216,164 Shares held by Humphrey Children's Trust.  Ms. Irons disclaims beneficial ownership of the shares of Common Stock held by the
     Humphrey Children's Trust.

Certain Relationships and Related Transactions

     Pursuant to certain operating agreements by and between the Company and Mr. Edward B. Brooks, Jr., the President and a director of the Company during the fiscal year ended December 31, 1998, Mr. Brooks serves as the operator of certain of the Company's oil and gas interests. Pursuant to such operating agreements, the Company paid the following described amounts to Mr. Brooks in 1997 and 1998 and Mr. Brooks paid the following described amounts to the Company in 1997 and 1998.

     Mr. Brooks paid the Company $90,802 and $72,602, respectively, in 1997 and 1998 as the Company's share of gas sales from properties in Schleicher County. The Company paid
Mr. Brooks $68,881 and $52,306, respectively, in 1997 and 1998 for the Company's share of operating costs on properties in Kent County and Schleicher County. In 1998, the Company also paid
Mr. Brooks $4,734 for the Company's share of operating expenses on the Schleicher and Kent County properties that were paid by Mr. Brooks in 1997.

     In 1997, the Company paid Mr. Brooks $228,472 for the Company's share of the cost of a seismic study on properties in Stonewall County and the cost of drilling two wells in other counties in Texas, which turned out to be non-productive. In 1998, the Company paid Mr. Brooks $18,915 for the Company's share of the seismic study on properties in Stonewall County and $37,591 for the Company's share of the cost of drilling a well in Stonewall County that was nonproductive. In 1998, the Company paid $24,335 to Mr. Brooks for the Company's share of lease costs of properties in Stonewall County.

     In 1997 and 1998, the Company reimbursed Mr. Brooks $1,769 and $1,159, respectively, for expenses incurred by him in operating a Company owned vehicle that was provided to him for Company business.

Executive Compensation

     The table below includes compensation paid by the Company for services rendered in fiscal 1998, 1997 and 1996 to Mr. Edward
B. Brooks, Jr., the former President and Chief Executive Officer of the Company. None of the other executive officers of the Company had total salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1998.



                                                                       Long-Term
                                                                        Compensation
                                      Annual Compensation               Awards
                         -------------------------------------------  -----------
                                                                      Securities   All Other
Name and Principal                                      Other Annual  Underlying   Compensation
position                 Year  Salary($)  Bonus($)  ($) Compensation  Options(#)     ($)
--------------------     ----  ---------  --------  --- ------------  --------     ----------
Edward B. Brooks, Jr.    1998    0          ---     (1)     ---         ---          ---
President and CEO        1997    0          ---     (1)     ---         ---          ---
                         1996    0          ---     (1)     ---         ---          ---
_______________
(1) The Company provided Mr. Brooks a vehicle for Company business. The
    Company's depreciation expense for 1996, 1997 and 1998 for the vehicle was
    $3,060, $4,900 and $2,664, respectively. The Company also reimbursed
    Mr. Brooks $1,769 and $1,159 in 1997 and 1998, respectively, for costs incurred by Mr. Brooks in connection with the operation of such vehicle.



Option/SAR Grants in Last Fiscal Year

     No stock options or stock appreciation rights were granted to the President by the Company during fiscal 1998.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

     No stock options or stock appreciation rights were exercised by the President in fiscal 1998, and no stock options or stock appreciation rights were outstanding at the end of fiscal 1998.

Long-Term Incentive Plan Awards in Last Fiscal Year

     The Company did not have any long-term incentive plans in effect during fiscal 1998.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     The Company does not have any employment agreements with any of its officers.

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended December 31, 1998, all required Section 16(a) filings were made.

                          REVERSE STOCK SPLIT (ITEM 2)

General

     The Board of Directors of the Company has approved a proposal to amend the Company's Restated Articles of Incorporation (the "Restated Certificate") to effect a one-for-five reverse stock split of the Company's outstanding Common Stock, subject to the approval of the Company's shareholders. This proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each five shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares resulting from the Reverse Stock Split and as to those shareholders owning fewer than five shares, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. If approved by the Company's shareholders as provided herein, the Reverse Stock Split will be effected by filing the following amendment to Article Sixth of the Company's Restated Certificate (the "Reverse Stock Split Amendment").

     "Upon the filing of this Amendment to the Restated Articles of Incorporation (the "Effective Time"), each five shares of the corporation's Common Stock theretofore outstanding shall, without any action on the part of the holder thereof, be automatically converted into one share of the corporation's Common Stock, provided that no fractional shares shall be issued and in lieu thereof, each holder of Common Stock who holds any number of shares of Common Stock not evenly divisible by five immediately prior to the Effective Time will be entitled to receive cash in the sum of such holder's post split fractional interest multiplied by $1.00."

     At the Effective Time, each five shares of Common Stock issued and outstanding will automatically be reclassified and converted into one of share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, be entitled to receive cash in the sum of such shareholder's post split fractional interest multiplied by $1.00.

Reasons For The Reverse Stock Split

     The primary purpose of the Reverse Stock Split is to increase the per share value of the Company's Common Stock. The higher per share value of the Common Stock will bring the Company closer to meeting listing standards of the Nasdaq Stock Market. The Board of Directors also believes that the current low per share price of the Common Stock has or may have a negative effect on the Company's ability to use the Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable.

     For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences.

Effect Of The Reverse Stock Split

     Subject to shareholder approval, the Reverse Stock Split will be effected by filing the Reverse Stock Split Amendment to the Company's Restated Certificate and will be effective immediately upon such filing. Although the Company expects to file the Reverse Stock Split Amendment with the Washington Secretary of State's office promptly following approval at the Meeting the actual timing of such filing will be determined by the Company's management based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone filing the Reverse Stock Split Amendment if such action is determined to be in the best interests of the Company and its shareholders.

     Each of the Company's shareholders who owns five or more shares of Common Stock will continue to own one or more shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Each shareholder that owns five or more shares of Common Stock will own that number of shares as equals 1/5th as many shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares, in which case such shareholder shall receive cash in lieu of such fractional share. Each shareholder that owns fewer than five shares of Common Stock will have such shareholder's fractional share of Common Stock paid in cash.

     The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     The Company is currently authorized to issue Six Million (6,000,000) shares of Common Stock of which Four Million Two Hundred Forty-Four Thousand Sixty (4,244,060) shares were issued and outstanding at the close of business on the record date.

     Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on June 17, 1999, the record date, from Four Million Two Hundred Forty-Four Thousand Sixty (4,244,060) to approximately 848,812, but will not affect the number of authorized shares of Common Stock. (However, such number of authorized shares will be increased if Delaware Certificates Proposal One is adopted.) After the Reverse Stock Split, the Company estimates that it will have approximately 544 shareholders of record.

Certain Federal Income Tax Considerations

     The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

     The Reverse Stock Split is intended to be a tax-free re-capitalization to the Company and its shareholders, except for those shareholders who receive cash in lieu of a fractional share. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split, except for those shareholders receiving cash in lieu of a fractional share (as described below). The holding period for shares of Common Stock after the Reverse Stock Split will include the holding period of shares of Common Stock before the Reverse Stock Split, provided that such shares of Common Stock are held as a capital asset at the Effective Time. The adjusted basis of the shares of Common Stock after the Reverse Stock Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Stock Split excluding the basis of fractional shares.

     A shareholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to such shareholder and then immediately redeemed such shares for cash. Such shareholder would generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such shareholder's shares (prior to the Reverse Stock Split) allocable to such fractional share.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE REVERSE STOCK SPLIT AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                        REINCORPORATING PROPOSAL (ITEM 3)

General

     The Board of Directors of the Company has approved and recommends that the shareholders approve the proposed merger of the Company into a wholly owned subsidiary to be incorporated under the laws of the State of Delaware for the purpose of changing the Company's state of incorporation from the State of Washington to the State of Delaware (the "Reincorporating"). The Board of Directors believes that the Reincorporating will result in significant advantages as more fully described in the section entitled "Principal Reasons For The Reincorporating" below.

     The following discussion summarizes certain aspects of the proposed Reincorporating of the Company from the State of Washington to the State of Delaware pursuant to the Agreement and Plan of Merger (the "Reincorporating Merger Agreement") between the Company and a wholly owned subsidiary to be incorporated under the laws of the State of Delaware ("Gladstone-Delaware"). This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to (i) the "Comparison Of Washington And Delaware Corporate Law" attached as Exhibit D to this Proxy Statement, (ii) the Reincorporating Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A, (iii) the Certificate of Incorporation of Gladstone-Delaware ("Delaware Certificate"), a copy of which is attached to this Proxy Statement as Exhibit B, and (iv) the WBCA Dissenters' Rights Statute, a copy of which is attached to this Proxy Statement as Exhibit C. Copies of the Restated Articles of Incorporation of the Company ("Washington Articles") are available for inspection at the principal executive office of the Company and copies will be sent to shareholders, without charge, upon oral or written request directed to Gladstone Resources, Inc., 3500 Oak Lawn, Suite 590, LB 49, Dallas, Texas 75219, Attention:

Corporate Secretary, (214) 528-9710. In this discussion of the Reincorporating, the terms "Company" or "Gladstone-Washington" refer to the existing Washington corporation and the term "Gladstone -Delaware" refers to the new Delaware corporation which is the proposed successor to Gladstone-Washington.

Principal Features Of The Reincorporating and The Merger

     The Reincorporating will be effected by the merger (the "Merger") of Gladstone-Washington with and into Gladstone-Delaware, which will be incorporated under the Delaware General Corporation Law ("DGCL") for purposes of the Merger. Gladstone-Delaware will be the surviving corporation in the Merger. Gladstone-Washington will cease to exist as a result of the Merger.

     Upon completion of the Merger, each outstanding share of Common Stock, no par value per share, of Gladstone-Washington after giving effect to the Reverse Stock Split will be converted into one share of Common Stock, $.001 par value, of Gladstone-Delaware. As a result, the existing shareholders of Gladstone-Washington will automatically become shareholders of Gladstone-Delaware, Gladstone-Washington will cease to exist, and Gladstone-Delaware will continue to operate the business of the Company. Gladstone-Washington stock certificates will be deemed to represent the same number of Gladstone-Delaware shares as were represented by such Gladstone-Washington stock certificates prior to the Reincorporating after giving effect to the Reverse Stock Split.

     The Reincorporating will not result in any change to the daily business operations of the Company or the present location of the principal executive offices of the Company in Dallas, Texas. The financial condition and results of operations of Gladstone-Delaware immediately after the consummation of the Reincorporating will be identical to that of Gladstone-Washington immediately prior to the consummation of the Reincorporating. In addition, at the effective time of the Merger, the Board of Directors of Gladstone-Delaware will consist of those persons who were directors of Gladstone-Washington immediately prior to the Merger. In addition, the individuals serving as executive officers of Gladstone-Washington immediately prior to the Merger will serve as executive officers of Gladstone-Delaware upon the effectiveness of the Merger.

Principal Reasons For The Reincorporating

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that the shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. It is anticipated that, as in the past, the DGCL will continue to be interpreted and explained in a number of significant court decisions. The Board of Directors believes that reincorporation in Delaware should provide greater predictability with respect to the Company's corporate affairs.

     In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major corporations in the United States and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in the Company's legal affairs than presently available under Washington law.

     The Board believes that the proposed Reincorporating under Delaware law will enhance the Company's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, the Company has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, and comparatively stable, corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and therefore are better defined and better understood than under Washington law.

     The Board believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that Reincorporating in Delaware will enhance the Company's ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. Delaware law permits a corporation to eliminate or limit the personal liability of its directors to the corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director of the corporation; however, directors' personal liability is not, and can not be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as federal securities laws.

     The Board of Directors has not viewed the increased protections permitted under the DGCL as a reason for recommending the Reincorporating. Shareholders should note, however, that since members of the Board of Directors will receive the benefit of expanded indemnification provisions and limitations on liability, the Board of Directors may be viewed as having a personal interest in the approval of the Reincorporating at the potential expense of shareholders.

     As a Delaware corporation, Gladstone-Delaware would qualify for the provisions of Section 203 of DGCL (the "Delaware Business Combination Statute"), which regulates certain business combinations between a corporation and an "Interested Shareholder" thereof. With certain exceptions, section 203 prevents a person who acquires 15% or more of the voting stock of a Delaware corporation (an "Interested Shareholder") from effecting a merger or certain other business combinations with such corporation for three years, unless the corporation's board of directors, prior to the date the acquiror becomes an Interested Shareholder, approves either the business combination or the transaction that results in the acquiror's becoming an Interested Shareholder. While the Reincorporating Proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company, the Board believes that the provisions of the Delaware Business Combination Statute will enhance the Board's ability to assure more equitable treatment of the Company's shareholders in the event that a possible take over attempt. For a more complete description of the Delaware Business Combinations Statute, see "Business Combinations with Interested Shareholders" of Exhibit D attached to this Proxy Statement.

Possible Disadvantages of Reincorporating

     As a result of the Merger, the Company would be subject to the Delaware Business Combination Statute which may deter certain acquisitions of the Company in transactions that are not approved by the Board of Directors. In addition, the DGCL has been publicly criticized on the grounds that it does not afford minority shareholders all the same substantive rights and protections that are available under the laws of a number of other states (including Washington).
For example, if the Reincorporating is consummated, the Company will not be required in the future under the DGCL to obtain shareholder approval, or to grant class voting and appraisal rights, in connection with certain kinds of mergers and corporate reorganizations which under Washington law would be subject to those requirements. For information regarding those and other material differences between the WBCA and the DGCL, see Exhibit D attached to this Proxy Statement. The Board of Directors believes that the advantages of the Reincorporating to the Company and its shareholders outweigh its possible disadvantages.

SHAREHOLDERS ARE URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE WBCA AND THE DGCL AFFECTING THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN EXHIBIT D ATTACHED TO THIS PROXY STATEMENT.

Amendment, Deferral or Termination of the Reincorporating Merger Agreement

     If approved by the shareholders at the Meeting, it is anticipated that the Reincorporating will become effective at the earliest practicable date. However, the Reincorporating Merger Agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The Reincorporating Merger Agreement also provides that the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its shareholders.

Federal Income Tax Consequences of the Reincorporating

     The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporating and no gain or loss will be recognized by Gladstone-Washington or Gladstone-Delaware. Each holder of Common Stock will have the same basis in the Gladstone-Delaware Common Stock received pursuant to the Reincorporating (other than those who exercise dissenters' rights) as such shareholder had in the Common Stock held immediately prior to the Reincorporating, and the shareholder's holding period with respect to the Gladstone-Delaware Common Stock will include the period during which such shareholder held the corresponding Common Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporating.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATING UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     The Company also believes that it will not recognize gain or loss for federal income tax purposes as a result of the Merger, and that Gladstone-Delaware will succeed without adjustment to the tax attributes of the Company. Shareholders should be aware that franchise taxes in the State of Delaware are likely to be higher than those in the State of Washington. Based on the Company's present financial position, the estimated annual franchise tax in the State of Delaware will be approximately the same as the amount of tax paid last year to the State of Washington.

     A dissenting shareholder who receives payment for his shares upon exercise of his rights of dissent may recognize capital gain or loss for federal income tax purposes, measured by the difference between the basis for his shares and the amount of the payment received. Shareholders who may dissent and seek cash payment for their shares should consult with their tax advisors.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE REINCORPORATING PROPOSAL AND THE MERGER AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                           EXCHANGE OF STOCK CERTIFICATES

     The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will issue to the shareholder, in lieu of issuing fractional shares of the Company, the cash payment described above under "Reverse Stock Split-General". The conversion of shares of Gladstone-Washington Common Stock into Gladstone-Delaware Common Stock will occur automatically upon the completion of the Merger without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Merger are physically surrendered.

     As soon as practicable after the Effective Date of the Reverse Stock Split Amendment and consummation of the Merger, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Gladstone-Delaware Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split and the Merger. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Gladstone-Delaware Common Stock that he or she holds as a result of the Reverse Stock Split and the Merger and the cash payment for fractional shares resulting from the Reverse Stock Split. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Date of the Reverse Stock Split and the consummation of the Merger, each certificate representing shares of Common Stock outstanding prior to the Effective Date and consummation of the Merger (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of that number of shares of Gladstone-Delaware Common Stock into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split and as a result of the consummation of the Merger, and the cash sum payable in respect of any fractional shares resulting from the Reverse Stock Split.

                              DISSENTERS' RIGHTS

     Holders of fewer than five shares of Common Stock of Gladstone-Washington will have the right to dissent and seek the payment of "fair value" of their shares with regard to the Reverse Stock Split and holders of any number of shares of Common Stock of Gladstone-Washington will have the right to dissent and seek payment of the "fair value" of their shares with regard to the Reincorporating Proposal. Pursuant to Chapter 23B.13 of the WBCA, such holders of record of Gladstone-Washington Common Stock who object and who follow the procedures prescribed by Chapter 23B.13 of the WBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of Gladstone-Washington Common Stock held by them. Set forth below is a summary of the procedures such holders of Gladstone-Washington Common Stock must follow in order to exercise their dissenters' rights under the WBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Chapter 23B.13 of the WBCA (a copy of which, as of the date hereof, is attached to this Proxy Statement as Exhibit C) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

     Any such holder of shares of Common Stock of Gladstone-Washington contemplating a possibility of objecting to the Proposals should carefully review the text of Exhibit C (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. The dissenters' rights will be lost if the procedural requirements of Chapter 23B.13 of the WBCA are not fully and precisely satisfied.

     A record shareholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the Company in writing of the name and address of each person on whose behalf he has such dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the Company the record holder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

     Under Chapter 23B.13 of the WBCA, any shareholder who desires to assert dissenters' rights shall deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written dissenters' notice to all shareholders who properly exercised their dissenters' rights within ten (10) days after the corporate action is effected. Such notice from Company shall include, among other items, a form for demanding payment (and deliver certificates representing shares of Gladstone-Washington), as well as a date not less than thirty (30) days and not more than sixty (60) days after the date of the Company's delivery of the initial dissenters' notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits his share certificates in accordance with the terms of the Company's payment demand shall be entitled to receive from the Company the amount that the Company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the Company's offer and demand payment of fair value of his shares. If a dissenting shareholder waives his rights to contest the Company's determination of "fair value," he must notify the Company of his demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for his shares.

     If a demand for payment remains unsettled, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

               ADOPTION OF DELAWARE CERTIFICATE PROPOSALS (ITEM 4)

     In connection with the Reincorporating, shareholders of the Company are being asked to approve certain provisions of the Delaware Certificate set forth in its entirety as Exhibit B hereto which differ from the current provisions of the Washington Articles and alter the rights currently given to shareholders under the Washington Articles. The proposed provisions include that the Delaware Certificate (i) would authorize up to 10 million shares of Delaware Common Stock; (ii) would authorize up to 5 million shares of a new class of undesignated Preferred Stock, which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock; (iii) will eliminate the ability of shareholders to take action by written consent thus requiring that all shareholder action be taken at a meeting of shareholders; (iv) will eliminate cumulative voting in the election of directors;(v) will permit directors and officers to be indemnified to the fullest extent permitted by Delaware law; and (vi) will require a two-thirds vote of the shareholders to amend the provisions described in (iii) and (v) above and, if shareholder action is ever sought to amend the Delaware Bylaws, to amend the Delaware Bylaws. Shareholders should review the sections describing the principal provisions of the Delaware Certificate below and Exhibit D for a more complete summary of material differences in the rights of shareholders of Gladstone-Washington compared to the rights available to shareholders of Gladstone-Delaware.

APPROVAL OF THE REINCORPORATING WILL AFFECT CERTAIN RIGHTS OF SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE PROXY STATEMENT AND THE EXHIBITS TO THE PROXY STATEMENT BEFORE VOTING.

                       DELAWARE CERTIFICATE PROPOSAL ONE:
                      INCREASE IN AUTHORIZED CAPITAL STOCK

General

     The Company's presently authorized capital stock consists of Six Million shares, all of which are Common Stock, no par value. On June 17, 1999, Four Million Two Hundred Forty-Four Thousand Sixty (4,244,060) shares of Common Stock were outstanding. Thus, as of such date, One Million Seven Hundred Fifty-Five Thousand Nine Hundred Forty (1,755,940) shares of Common Shares remain unreserved and available for future issuance.

Principal Reasons for Authorization

     The proposed Delaware Certificate provides for authorized capital consisting of 10 million shares of Delaware Common Stock, par value $.001 per share. The Board of Directors believes that the increase in authorized Common Stock is in the best interests of the Company and its shareholders and believe that it is advisable to authorize increasing the authorized Common Stock and have it available in connection with possible future transactions such as stock dividends, stock option or other benefit plans, financings, strategic alliances, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company.

Possible Disadvantages

     The Board of Directors is not proposing the increased capitalization as a means of discouraging tender offers or takeover attempts. However, in the event of an unsolicited tender offer or takeover proposal, the increased number of shares could give the Board of Directors greater opportunity to issue shares to persons who are friendly to management. Such shares might also be available to make acquisitions or enter into other transactions which might frustrate potential offerors.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED DELAWARE CERTIFICATE PROPOSAL ONE AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                       DELAWARE CERTIFICATE PROPOSAL TWO:
                     AUTHORIZATION OF BLANK CHECK PREFERRED

General

     The Washington Articles presently do not authorize any class of equity securities other than the Common Stock. The proposed Delaware Certificate would authorize the issuance by the Company of up to 5 million shares of preferred stock, par value $.001 per share (the "Preferred Stock").

Principal Reasons for Authorization

     The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financings, strategic alliances, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

     The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as may be determined by the Board of Directors. Thus, if the Delaware Certificate is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to 10 million shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's shareholders.

Possible Disadvantages of Authorization

     It is not possible to determine the actual effect of the Preferred Stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payments of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

     The Board of Directors is required by Delaware law to make any determination to issue shares of Preferred Stock based upon its judgment as advisable and in the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issues shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the shareholders and the Company. The issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of the person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED DELAWARE CERTIFICATE PROPOSAL TWO AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                      DELAWARE CERTIFICATE PROPOSAL THREE:
                       ELIMINATION OF SHAREHOLDER CONSENTS

General

     Under the WBCA any action to be taken or which may be taken at an annual or special meeting of shareholders may be taken without prior notice and without a vote if a consent in writing setting forth the action so taken is signed by the holders of all the outstanding stock of the Company. The Delaware Certificate would eliminate the ability of the shareholders to take action without a meeting of shareholders.

Reasons for Proposal

     Under Delaware law, when shareholders are to take action at a meeting, a corporation must give written notice of the meeting to all shareholders entitled to vote, even when one shareholder or group will have a majority of the votes to be cast. This prior notice allows minority shareholders to take whatever action they deem appropriate to protect their interests, including seeking to persuade majority shareholders to follow a different course, selling their shares or litigation. If action is taken by majority holders by written consent, no prior notice is necessary and minority holders may not have any opportunity to protect their interests. The primary purpose of this provision is to prevent shareholder action without prior notice to all shareholders.

Possible Disadvantages of Proposal

     The proposed provision will have the effect of preventing the shareholders of the Company from taking action at any time other than an annual meeting (or a special meeting authorized by the Board of Directors or other authorized persons) to replace directors, amend the Certificate of Incorporation or take any other action authorized to be taken by shareholders under Delaware law.
Such a provision may have the effect of discouraging potential purchasers from attempting to acquire control of the Company or, in some cases, may discourage the accumulation of large blocks of Common Stock.

THE BOARD OF DIRECTORS HAS APPROVED DELAWARE CERTIFICATE PROPOSAL THREE AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                       DELAWARE CERTIFICATE PROPOSAL FOUR:
                       ELIMINATION OF CUMULATIVE VOTING

General

     Under the DGCL, cumulative voting for the election of directors is permitted if provided in the corporation's certificate of incorporation. The Delaware Certificate would not provide for cumulative voting in the election of directors. Under the WBCA, unless otherwise provided in the articles of incorporation, shareholders are entitled to cumulate their votes in the election of directors. The Gladstone-Washington Articles do not provide that shareholders may not cumulate their votes in the election of directors.

Reasons for Proposal

     As stated above, the DGCL does not automatically provide for cumulative voting in the election of directors. Rather, cumulative voting must be provided in the certificate of incorporation. Cumulative voting does create a possibility for some minority representation on the Board of Directors. However, the Board of Directors believes that a director elected by a small group of shareholders would feel obligated to act primarily in the special interests of the shareholders responsible for his or her election. The Board of Directors believes that such representation of a special interest could encourage devisiveness and dissension on the Board of Directors that would be detrimental to the Company and would render more difficult the overridding obligation of the Board of Directors to manage the business of the corporation for the benefit of all shareholders. Accordingly, the Board of Directors does not. believe it is necessary to provide for cumulative voting in the Delaware Certificate.

Possible Disadvantages of Proposal

     The proposed provision will have the effect of eliminating cumulative voting in the election of directors. This may discourage candidates of minority shareholders from seeking nomination as a director and may prevent minority shareholder candidates from being elected to the Board of Directors without the support of a majority of the shareholders.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED DELAWARE CERTIFICATE PROPOSAL FOUR AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                       DELAWARE CERTIFICATE PROPOSAL FIVE:
                                 INDEMNIFICATION

     The Delaware Certificate would, to the fullest extent permitted under applicable law as from time to time in effect, (i) require indemnification (including advancement of expenses) of the Company's directors and officers and
(ii) at the option of the Board of Directors in any particular case the Company's employees and agents.

     The Board of Directors believe that this proposal is desirable for the Company to be able to continue to attract and retain responsible individuals to serve as its directors and officers, in light of the present difficult environment in which such persons, particularly directors, must serve. In recent years, investigations, claims, actions, suits or proceedings (including derivative actions) seeking to impose liability on directors and officers of corporations have become increasingly common. Such proceedings can be extremely expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual director or officer defendants. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to him or her from serving as a director or officer of a corporation.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED DELAWARE CERTIFICATE PROPOSAL FIVE AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                       DELAWARE CERTIFICATE PROPOSAL SIX:
          SUPERMAJORITY VOTING REQUIREMENTS TO AMEND OR REPEAL CERTAIN
            PROVISIONS OF THE CERTIFICATE OF INCORPORATION OR BYLAWS

     The Delaware Certificate requires that to amend, repeal or adopt any provision inconsistent with elimination of shareholder consents or indemnification of directors, the affirmative vote of at least 66-2/3% of the outstanding shares of Common Stock of the Company shall be required. The Delaware Certificate also requires the same threshold for the shareholders to amend the Bylaws, if shareholders are seeking to amend the Bylaws.

     Under the DGCL, amendments to the Certificate of Incorporation would generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its charter documents which require a greater vote than the vote otherwise required by law for any corporate action. The requirement of an increased shareholder vote is designed to prevent a person holding or controlling a majority, but less than 66-2/3%, of the shares of the Company from avoiding the requirements of the proposed amendments by simply repealing them. Further, the Board of Directors of the Company deems it advisable and in the best interests of the Company and its shareholders to provide that the Company's Bylaws may not be amended by the shareholders unless such action is approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all shares of stock of the Company entitled to vote thereon. The Bylaws may still be amended without shareholder approval by the Board of Directors consistent with the provisions of applicable Delaware law and the express permission given in the Delaware Certificate.

THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED DELAWARE CERTIFICATE PROPOSAL SIX AND RECOMMENDS THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                               INTERESTED PARTIES

     Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Reverse Stock Split, the Merger, the proposed Reincorporating, or the Delaware Certificate Proposals other than any interest arising from the ownership of securities of the Company.

      MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Market for Common Stock

     Currently there is no public market for the Company's Common Stock.

Dividends

     The Company has never declared or paid any cash dividends on the Common Stock and does not presently intend to pay cash dividends on the Common Stock in the foreseeable future. The Company intends to retain future earnings for reinvestment in its business.

Holders of Record

     There were 539 shareholders of record at June 17, 1999, and approximately 600 beneficial shareholders.


                            INCORPORATION OF CERTAIN
                            INFORMATION BY REFERENCE

     The information in the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, is incorporated by reference in this Proxy.


                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for inclusion in the Company's proxy material and for presentation at the Company's 2000 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than January 1, 2000.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters that are to be presented for action at the Meeting. However, if any other matters properly come before the Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors.

/s/ SHEILA IRONS
----------------------------
Sheila Irons
Secretary

June 17, 1999

                            GLADSTONE RESOURCES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 15, 1999

           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby constitutes and appoints Johnathan M. Hill and Katherine R. Murphy, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Gladstone Resources, Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on July 15, 1999 and at any adjournments thereof.

1.  Election of   FOR All nominees named below  WITHHOLD AUTHORITY TO
     Directors    (EXCEPTAS MARKED TO THE       VOTE FOR ALL NOMINEES
                  CONTRARY)   /  /              NAMED BELOW   /  /

Nominees:    Charles B. Humphrey    Johnathan M. Hill     Fred Oliver
             -------------------    -----------------     -----------

             H. Wayne Gifford       Katherine R. Murphy
             -------------------    -------------------

       (INSTRUCTION:  TO CUMULATE VOTES, WRITE BELOW THE NAME OF THE NOMINEE OR
          NOMINEES FOR WHOM YOU DESIRE TO CAST VOTES THE NUMBER OF VOTES TO
           BE CAST FOR SUCH NOMINEE OR NOMINEES.)

      (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

                -----------------------------------------------------

2. To approve a one-for-five reverse stock split of the Company's outstanding Common Stock.

          FOR    /  /         AGAINST     /  /    ABSTAIN    /  /

3. To approve the merger of the Company into a wholly-owned subsidiary to be organized under the laws of Delaware in order to effect the change the Company's state of incorporation from Washington to Delaware.

          FOR    /  /         AGAINST     /  /    ABSTAIN    /  /

4. To approve and adopt provisions of the Certificate of Incorporation of Gladstone-Delaware ("Delaware Certificate") which would authorize up to 10 million shares of common stock, par value $.001 per share of the Company.

          FOR    /  /         AGAINST     /  /    ABSTAIN    /  /

5. To approve and adopt provisions of the Delaware Certificate of which would authorize up to 5 million shares of preferred stock, par value $.001 of the Company.

          FOR    /  /         AGAINST     /  /    ABSTAIN    /  /

6. To approve and adopt provisions of the Delaware Certificate which would require all shareholder action to be taken at a shareholder meeting.

          FOR    /  /         AGAINST     /  /    ABSTAIN   /  /

7. To approve and adopt provisions of the Delaware Certificate which eliminates cumulative voting in the election of directors.

          FOR    /  /         AGAINST     /  /    ABSTAIN   /  /

8. To approve and adopt provisions of the Delaware Certificate which would permit officers and directors of the Company to receive indemnification to the fullest extent permitted by law.

          FOR    /  /         AGAINST     /  /    ABSTAIN   /  /

9. To approve and adopt provisions of the Delaware Certificate that would require a 66-2/3% vote of shareholders to amend the foregoing, provisions No. 6 and No. 8 and to amend the Bylaws of Gladstone-Delaware (Delaware Bylaws") if shareholders ever seek to amend or repeal the Delaware Bylaws.

          FOR    /  /         AGAINST     /  /    ABSTAIN   /  /

10. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

         FOR   /  /           AGAINST    /  /     ABSTAIN  /  /
     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" EACH OF THE
PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

      Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                              Dated:_____________________________

                              ___________________________________
                                   Signature of Shareholder

                              ___________________________________
                                   Signature (if jointly owned)

                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                EXHIBIT A


                AGREEMENT AND PLAN OF MERGER



     THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into on this ____ day of __________, 1999 by and between GLADSTONE RESOURCES, INC., a Washington corporation
("Gladstone-Washington") and GLADSTONE RESOURCES, INC., a
Delaware corporation (hereinafter referred to as "Gladstone-Delaware").

                      R E C I T A L S:

     WHEREAS, Gladstone-Washington is a corporation duly organized and existing under the laws of the State of Washington;

     WHEREAS, Gladstone-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, on the date hereof, the authorized capital of Gladstone-Washington consists of Six Million (6,000,000) shares of common stock, no par value per share ("Gladstone-
Washington Common Stock"), of which ____________ shares are issued and outstanding;

     WHEREAS, on the date hereof, the authorized capital of Gladstone-Delaware consists of Ten Million (10,000,000) shares of common stock, par value $.001 per share ("Gladstone-Delaware Common Stock"), of which 100 shares are issued and outstanding and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of Gladstone-Washington and Gladstone-Delaware have determined that it is advisable and in the best interests of each such corporation that Gladstone-Washington merge with and into Gladstone-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Gladstone-Washington in the State of Delaware, and the respective Boards of Directors of Gladstone-Washington and Gladstone-Delaware have, by resolutions duly adopted, approved and adopted this Merger Agreement; and

     WHEREAS, the parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal
Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

                    A G R E E M E N T S:

     A. Merger. At the Effective Time (as hereinafter defined), Gladstone-Washington shall be merged with and into Gladstone-Delaware (the "Merger"). Gladstone-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of Gladstone-Washington shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

     B.   Governing Documents.

          1. The Certificate of Incorporation of Gladstone-Delaware as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          2. The Bylaws of Gladstone-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     C. Officers and Directors. The persons who are officers and directors of Gladstone-Washington immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

     D. Rights, Privileges, Etc. At the Effective Time, the separate corporate existence of Gladstone-Washington shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Gladstone-Washington; and all the rights, privileges, powers and franchises of Gladstone-Washington on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of Gladstone-Washington, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of Gladstone-Washington shall be reserved unimpaired, and all debts, liabilities and duties of Gladstone-Washington shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Gladstone-Washington will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Gladstone-Washington, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon a the same were with respect to Gladstone-Washington.

     E. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

          1. Each share of Gladstone-Washington Common Stock outstanding immediately prior to the Effective Time shall, except as provided in Section 8 hereof, be converted into, and shall become, one fully paid and nonassessable share of Gladstone-Delaware Common Stock.

          2. Each share of Gladstone-Washington Common Stock held in the treasury of Gladstone-Washington immediately prior to the Effective Time shall be automatically converted into one share of Gladstone-Delaware Common Stock, which shares shall continue to be retained and held by Gladstone-Delaware in the treasury thereof.

          3. Each option, warrant, purchase right, convertible debt instrument or other security of Gladstone-Washington issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Gladstone-Delaware, and the same number of shares of Gladstone-Delaware Common Stock shall be reserved for purposes of the exercise of such option, warrant, purchase right, convertible debt instrument or other securities as is equal to the number of shares of Gladstone-Washington Common Stock so reserved at the Effective Time; and

          4. Each share of Gladstone-Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Gladstone-
     Delaware Common Stock.

     F. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Gladstone-Washington Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Gladstone-Delaware Common Stock into which the shares of Gladstone-Washington Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Gladstone-Washington or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of Gladstone-Delaware Common Stock evidenced by such outstanding certificate as above provided.

     G.   Other Employee Benefit Plans.  As of the Effective
Time, the Surviving Corporation hereby assumes all obligations of Gladstone-Washington under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     H.   Dissenting Shareholders.

          1. Notwithstanding the provisions of Section 5.a. hereof, any outstanding shares of Gladstone-Washington Common Stock held by a shareholder who shall have elected to dissent from the Merger and who shall have exercised and perfected his right to dissent with respect to such shares in accordance with Chapter 23B.13 of the Washington Business Corporation
     Act (a "Dissenting Shareholder") shall not be converted into shares of Gladstone-Delaware Common Stock as a result of the Merger, but such Dissenting Shareholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Chapter 23B.13, except that shares of Gladstone-Washington Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting
     Shareholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Chapter 23B.13 shall be deemed converted, as of the Effective Time, into such number of shares of Gladstone-Washington Common Stock as such holder otherwise would have been entitled to receive as a result of the Merger.

          2. Gladstone-Delaware hereby agrees that it may be served with process in the State of Washington in any proceeding to enforce any obligation or the rights of a Dissenting
     Shareholder arising from the Merger. Gladstone-Delaware appoints the Secretary of State of Washington as its agent to accept service of process for any such proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Washington to Gladstone-Delaware at 3500 Oak Lawn, Suite 590, LB 49, Dallas, Texas 75219,
     Attention:  Corporate Secretary.

     I. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     J. Amendment. Subject to applicable law and subject to the rights of Gladstone-Washington's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

     K. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement maybe terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Gladstone-Washington or Gladstone-Delaware or both, notwithstanding approval of this Merger Agreement by the shareholders of Gladstone-Washington or the stockholders of Gladstone-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of Gladstone-Washington or Gladstone-Delaware, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

     L. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall constitute an original document but all of which together shall constitute one and the same Agreement.

     M. Further Assurances. From time to time, as and when required or requested by either Gladstone-Washington or Gladstone-Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving
Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of Gladstone-Washington and otherwise to carry out the purposes of this Merger
Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

     IN WITNESS WHEREOF, Gladstone-Washington and Gladstone-
Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this ___ day of _______________, 1999.

                              GLADSTONE RESOURCES, INC.,
                              a Washington corporation


                              By:________________________________
                              Name:  Johnathan M. Hill
                              Title: Chief Executive Officer

                              GLADSTONE RESOURCES, INC.
                              a Delaware corporation


                              By:_________________________________
                              Name:  Johnathan M. Hill
                              Title: Chief Executive Officer

                                                               EXHIBIT B

                CERTIFICATE OF INCORPORATION
                             OF
                  GLADSTONE RESOURCES, INC.


     FIRST:    The name of the Corporation is Gladstone
Resources, Inc. (the "Corporation").

     SECOND:   The name and mailing address of the
Incorporator of the Corporation is Robin Bradford, c/o Arter
& Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas
75201.

     THIRD:    The address of its registered office in the
State of Delaware is 1209 Orange Street, in the City of
Wilmington, County of New Castle 19801. Its registered agent at such address is The Corporation Trust Company.

     FOURTH:   The purpose of the Corporation is to engage
in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     FIFTH:    The Corporation is to have perpetual
existence.

     SIXTH:    The aggregate number of shares of all classes
of stock which the corporation shall have authority to issue is Fifteen Million (15,000,000) shares, consisting of
(A) Ten Million (10,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), and (B) Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof with respect to the Common Stock and the Preferred Stock are as follows:

(A)  Common Stock.

          Each holder of the Common Stock of the corporation shall be entitled to one vote for every share of Common Stock outstanding in his name on the books of the corporation. Except for and subject to those rights expressly granted to the holders of the Preferred Stock or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, without limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the corporation or otherwise, the right to receive ratably and equally with all holders of all Common Stock all the assets and funds of the corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts that they are entitled to receive upon such liquidation, dissolution or winding up of the corporation, if any.

(B)  Preferred Stock.

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the corporation as hereinafter provided. Except as otherwise expressly stated in the resolution or resolutions providing for the establishment of a series of Preferred Stock, any shares of Preferred Stock that may be redeemed, purchased or acquired by the corporation may be reissued except as otherwise expressly provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes unless expressly provided in the resolution or resolutions providing for the establishment thereof. The Board of Directors of the corporation is hereby expressly authorized to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix the number of shares constituting that series and the distinctive designation of that series and to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

     SEVENTH: In furtherance and not in limitation of the powers conferred on it by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

     EIGHTH:   No action required to be taken or which may
be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     NINTH:    No director of the Corporation shall be
personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; PROVIDED, HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     TENTH:    The Corporation shall, to the fullest extent
permitted by Section 145 of the Delaware General Corporation Law, as that section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article TENTH (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and
(c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article TENTH of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time and which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

     ELEVENTH: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 66% of the outstanding shares of the Common Stock of the corporation shall be required to amend or repeal Articles EIGHTH and TENTH of this Certificate of Incorporation or to adopt any provision inconsistent therewith. Further, the affirmative vote of at least 66% of the outstanding shares of the Common Stock of the corporation shall be required to amend or repeal the Bylaws of the corporation, if the stockholders of the corporation are required by the DGCL, the Certificate of Incorporation or the Bylaws to vote thereon. Except as provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reserve power.

     TWELFTH: Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated form time to time by the Board of Directors or in the Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of __________, 1999, and affirm the statements contained therein as true under penalties of perjury.





                                        -------------------
                                        Robin Bradford
                                        Incorporator

                                                                  EXHIBIT C


                     DISSENTERS' RIGHTS


   23B.13.010  DEFINITIONS. - As used in this chapter:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW
23B.13.200 through 23B.13.280.

     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

  23B.13.020 RIGHT TO DISSENT - (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a). Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

     (b). Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c). Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is
                                1
     entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d). An amendment of the articles of incorporation that materially reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RCW 23B.06.040;
     or

     (e). Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW
25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation

     (3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

     (a). The proposed corporate action is abandoned or rescinded;

     (b). A court having jurisdiction permanently enjoins or sets aside the corporate action; or

     (c). The shareholder's demand for payment is withdrawn with the written consent of the corporation.

23B.13.030 DISSENT OF NOMINEES AND BENEFICIAL OWNERS - (1)
A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholders' name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person and notifies the corporation in writing of the name and address of each person on whose behalf of the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

     (2). A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

     (a). The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b). The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

 23B.13.200 NOTICE OF DISSENTERS' RIGHTS - (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (2). If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after the effective date of such corporate action, shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RCW 23B.13.220.

 23B.13.210 NOTICE OF INTENT TO DEMAND PAYMENT - (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who a wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

     (2). A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholders shares under this chapter.

 23B.13.220 DISSENTERS' NOTICE - (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of RCW 23B.13.210.

     (2). The dissenters' notice must be sent within ten days after the effective date of the corporate action, and must:

     (a). State where the payment demand must be sent and where and when certificates for certified shares must be deposited;

     (b). Inform holders of uncertified shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c). Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the term of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

     (d). Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection
     (1) of this section is delivered; and

     (e).   Be accompanied by a copy of this chapter.

  23B.13.230 DUTY TO DEMAND PAYMENT - (1) A shareholder sent a dissenters' notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (2). The shareholder who demands payment and deposits the shareholder's share certificates, under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

     (3). A shareholder who does not demand payment or deposit the shareholders' certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

23B.12.240 SHARE RESTRICTIONS - (1) The corporation may restrict the transfer of uncertified shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

     (2). The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

23B.13.250 PAYMENT - (1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.l3.230 the amount the corporation estimates to be the fair value of the shareholder's shares plus accrued interest.

     (2).   The payment must be accompanied by:

     (a). The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (b). An explanation of how the corporation estimated the fair value of the shares;

     (c).   An explanation of how the interest was calculated;

     (d). A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

     (e)E.   A copy of this chapter.

 23B.13.260 FAILURE TO TAKE ACTION - (1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

     (2). If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

23B.13.270 AFTER-ACQUIRED SHARES - (1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2). To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

 23B.13.280 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER - (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23 B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

     (a).   The dissenter believes that the amount paid under RCW
     23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

     (b).   The corporation fails to make payment under RCW
     23B.13.250 within sixty days after the date set for demanding payment; or

     (c). The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

 23B.13.300 COURT ACTION - (1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2). The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3). The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4). The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

     (5). The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (6). Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shores, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

 23B.13.310 COURT COSTS AND COUNSEL FEES - (1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

     (2). The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a). Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B. 13.280;

     (b). Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Chapter 23B.13 RCW.

     (3). If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                               EXHIBIT D


       COMPARISON OF WASHINGTON AND DELAWARE CORPORATE LAW


     The rights of the shareholders of Gladstone Resources, Inc., a Washington corporation ("Gladstone-Washington") are governed by the Washington Business Corporation Act ("WBCA"). The former shareholders of Gladstone-Washington will become stockholders of a Delaware corporation to be formed as a wholly-owned subsidiary of Gladstone-Washington ("Gladstone-Delaware") upon the consummation of the merger of Gladstone-Washington into Gladstone-Delaware (the "Merger"). As stockholders of Gladstone-Delaware, the shareholders' rights will differ in certain respects (in some cases materially) from those presently held under the WBCA and the Articles of Incorporation of Gladstone-Washington (the "Gladstone-Washington Articles").

     Certain differences and similarities between the rights of stockholders of Gladstone- Delaware and those of Gladstone-Washington are set forth below. This summary is not intended to be relied upon as an exhaustive list of the differences or detailed description and analysis of the provisions discussed and is qualified in its entirety by the WBCA, the Gladstone-Washington Articles, Delaware General Corporation Law ("DGCL") and the Certificate of Incorporation of Gladstone-Delaware (the "Gladstone-Delaware Certificate").

Authorized Capital

     The Gladstone-Washington Articles authorize an aggregate of 6,000,000 shares of Gladstone-Washington Common Stock.

     The Gladstone-Delaware Certificate authorizes an aggregate of 10,000,000 shares of Gladstone-Delaware Common Stock and an aggregate of 5,000,000 shares of Gladstone-Delaware Preferred Stock.

Business Combinations

     Under the DGCL and the Gladstone-Delaware Articles, the approval by the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange, of all or substantially all of a corporation's assets to be consummated. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation, (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The Gladstone-Delaware Certificate does not make any provision with respect to such mergers.

     Under the WBCA, unless the WBCA, the Articles of Incorporation or the Board of Directors acting pursuant to the WBCA require a greater vote or a vote by voting groups, (i) a merger or share exchange must be approved by each voting group entitled to vote separately on the merger or share exchange by two-thirds (66.67%) of all the votes entitled to be cast by the voting group and (ii) the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets otherwise than in the usual and regular course of business, must be approved by two thirds (66.67%) of all votes entitled to be cast on the sale, lease, exchange or other disposition. The Articles of Incorporation may provide for a lesser vote or for a lesser vote by voting groups, so long as the vote provided for each group entitled to vote separately on the matter is not less than a majority of all of the votes entitled to be cast on the matter by that voting group.

     The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments, (ii) no change occurs in the number, designations, preferences, limitations, and relative rights of shares held by those shareholders who were shareholders prior to the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation's articles of incorporation immediately prior to the merger, and
(iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation's articles of incorporation immediately prior to the merger.

Dissenters' Rights

     Under the DGCL, stockholders generally have the right to demand and receive payment of the fair value of their stock in the event of, a merger or consolidation; provided, however, that no dissenters or appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) held of record by more than 2,000 stockholders or (ii) listed on a national securities exchange or, only under the DGCL, designated as a national market system security on an inter-dealer quotation system by the NASD. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (a) shares of stock of the corporation surviving or resulting from such merger or consolidation; (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders or, only under the DGCL, designated as a national market system security on an inter-dealer quotation system by the NASD; (c) cash in lieu of fractional shares of the corporations described in clause (a) or (b) of this sentence; or (d) any combination of shares of stock and cash in lieu of fractional shares described in the foregoing clauses (a), (b) and (c).

     Under the WBCA, shareholders generally have the right to dissent from, and to obtain payment of the fair value of their shares in the event of, a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. The

WBCA imposes significant duties on shareholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any shareholder who does not satisfy these duties will not be entitled to payment for his or her shares. The shareholders of Gladstone-Washington will be entitled to exercise dissenters' rights in connection with the proposed Merger, and shareholders of Gladstone-Washington holding fewer than five (5) shares will be entitled to exercise dissenters' rights in connection with the Reverse Stock Split.

Business Combinations With Interested Stockholders

     Section 203 of the DGCL generally prohibits any business combination (defined to include a variety of transactions, including (i) mergers and consolidations; (ii) sales or dispositions of assets having an aggregate market value equal to 10% or more of the aggregate market value of the corporation determined on a consolidated basis; (iii) issuances of stock (except for certain pro rata and other issuances); and (iv) disproportionate benefits from the corporation (including loans and guarantees)) between a Delaware corporation and any interested stockholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation) for a period of three years after the date on which the interested stockholder became an interested stockholder. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder; (b) if, upon consummation of the transaction resulting in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation at the time the transaction was commenced (excluding, for the purposes of determining the number of shares outstanding, shares owned by persons who are directors and also officers and by certain employee plans of the corporation); (c) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds () of the shares not involved in the transaction; or (d) under certain other circumstances.

     In addition, a Delaware corporation may adopt an amendment to its Certificate of Incorporation or Bylaws expressly electing not to be governed by Section 203 of the DGCL if, in addition to any other vote required by law, such amendment is approved by the affirmative vote of a majority of the shares entitled to vote. Such amendment will not, however, be effective until twelve (12) months after such stockholder vote and will not apply to any business combination with an interested stockholder who was such on or prior to the effective date of such amendment.

     Gladstone-Delaware has not adopted an amendment to the Gladstone-Delaware Articles electing not to be governed by
Section 203 of the DGCL. Therefore, Gladstone-Delaware will be entitled to the protections of Section 203 of the DGCL.

     Section 23B.19.040 of the WBCA generally restricts the ability of a "target corporation" (defined in the WBCA to include public corporations incorporated in Washington) to engage in significant business transactions (defined to include a variety of transactions, including (i) any merger, share exchange or consolidation; (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition or encumbrance of assets having an aggregate market value equal to 5% or more of the aggregate market value of either the assets, outstanding shares or net income of the corporation, determined on a consolidated basis;
(iii) the termination of five percent or more of the employees of the target corporation and its subsidiaries over a five-year period; (iv) any issuance, transfer or redemption of stock or options, warrants, or rights to acquire stock (except for certain pro rata and other issuance); (v) the liquidation or dissolution proposed by or pursuant to an agreement, arrangement or understanding; (vi) a reclassification of securities, including any share split, shares dividend or other distribution of shares in respect of stock, or any reverse share split, or recapitalization, or merger or consolidation, or any other transaction that has the effect of disproportionately increasing the shares of voting securities; and (vii) loans, advances, guarantees, pledges or other financial assistance or tax credits (except proportionately as a shareholder) with an acquiring person (defined generally as any person who, directly or indirectly, beneficially owns 10% or more of the outstanding voting stock of the corporation) for a period of five years after the date on which the acquiring person became an acquiring person. Additional restrictions apply to any merger, share exchange or consolidation and liquidation or dissolution. These restrictions do not apply, however, if (a) the board of directors of the corporation approved in advance either the significant business transaction or the transaction which resulted in such shareholder becoming an interested shareholder, or (b) under certain other circumstances.

Transactions With Officers or Directors

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors, but no fewer than two; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have: (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

Amendments to Certificate of Incorporation

     Under the DGCL, unless otherwise provided in the Certificate of Incorporation, a proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of all shares outstanding and entitled to be cast on the matter. If any such amendment would adversely affect the rights of any holders of shares of a class or series of stock, the vote of the holders of a majority of all outstanding shares of the class or series, voting as a class, is also necessary to authorize such amendment. The Gladstone-Delaware Certificate does not provide additional requirements regarding amendments to its Certificate of Incorporation.

     The WBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without shareholder approval. These so called housekeeping changes include changes of corporate name, and, if the corporation has only one class of shares outstanding, to change the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares or to change or eliminate provisions with respect to par value of its shares. Otherwise, amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. Such amendment then must be approved, in the case of a public company, by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment.

Preemptive Rights

     Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the Certificate of Incorporation. The Gladstone-Delaware Certificate does not provide for preemptive rights.

     Under the WBCA, a shareholder possesses preemptive rights unless such rights are specifically denied in the Articles of Incorporation. The Gladstone-Washington Articles denies preemptive rights.

Dividend Sources

     Under the DGCL, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its Certificate of Incorporation, either (i) out of surplus; or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under the DGCL, no distribution out of net profits is permitted, however, if the corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired. The Gladstone-Delaware Certificate does not provide additional requirements regarding the distribution of dividends.

     Under the WBCA, a board of directors may authorize a corporation to make distributions to its shareholders subject to any restrictions imposed by the Articles of Incorporation, provided that no distribution may be made if after giving it effect (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the Articles of Incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Gladstone-Washington Articles do not provide additional requirements regarding the distribution of dividends.

Duration Of Proxies

     Generally, under the DGCL, no proxy is valid for more than three years after its date unless otherwise provided in the proxy. The Gladstone-Delaware Bylaws do not alter the effective period of a proxy.

     Under the WBCA, no proxy is valid for more than eleven months unless a longer period is expressly provided in the proxy.

Stockholder Action Without A Meetng

     Under the DGCL, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted. The Gladstone-Delaware Certificate would eliminate the ability of stockholders to take action without a meeting of stockholders.

     Under the WBCA, action without a meeting by shareholders of corporations that are public companies may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon.

Special Stockholder Meetings

     The DGCL provides that a special meeting of stockholders may be called by the Board of Directors or by such person or persons as may be authorized by the Certificate of Incorporation or by the Bylaws.

     The WBCA provides that a special meeting of shareholders may be called by the Board of Directors, any person or persons authorized by the Articles of Incorporation or Bylaws, or the holders of at least 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting upon one or more written demands by such holders.

Cumulative Voting

     The DGCL permits cumulative voting for the election of directors if provided for in a corporation's Certificate of Incorporation. The Gladstone-Delaware Certificate does not provide for cumulative voting for the election of directors.

     The WBCA permits cumulative voting for the election of directors unless otherwise provided in the corporation's Articles of Incorporation. The Gladstone-Washington Articles do not deny cumulative voting for the election of directors.

Number and Election of Directors

     The DGCL permits the Certificate of Incorporation or the Bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the Certificate of Incorporation contains provisions fixing the number of directors, such number may not be changed without amending the Certificate of Incorporation. The Gladstone-Delaware Certificate does not fix the number of directors.

     The DGCL permits the Certificate of Incorporation of a corporation, the initial Bylaws or a Bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring the same year. Gladstone-Delaware has not established a classified Board of Directors.

     The WBCA permits the Articles of Incorporation or the Bylaws of a corporation to contain provisions governing the number and terms of directors, provided that the number of directors shall not be less than one. The terms for all directors expire at the next annual meeting of the shareholders following their election unless their terms are staggered under the provisions of the WBCA. The Gladstone-Washington Articles provide that the number of directors shall be not less than three nor more than nine.

Removal Of Directors

     The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, except that (i) members of a classified board may be removed only for cause, unless the Certificate of Incorporation provides otherwise and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

     The WBCA provides that the shareholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that the directors may be removed only for cause, except that (i) if a director is elected by a one or more authorized classes or series of shares, only the holders of those classes or series may participate in the vote to remove him; (ii) if cumulative voting is authorized, and if less than the entire Board is to be removed, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal, or if cumulative voting is not authorized, a director may be removed only if the number of the votes cast to remove him exceeds the number of votes cast not to remove him; and (iii) a director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice shall state that the purpose or one of the purposes of the meeting is removal of a director.

Vacancies

     Under the DGCL, unless otherwise provided in the Certificate of Incorporation or the Bylaws, vacancies on the Board of Directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class, or by the sole remaining director so elected. In the case of a classified board, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filing of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office. The Gladstone-Delaware Certificate does not provide additional requirements regarding vacancies of directors.

     Under the WBCA, unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the shareholders or the Board of Directors may fill the vacancy, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of all directors remaining in office. If the vacancy was held by a director elected by a holders of one or more authorized classes or series of shares, and if such vacancy is to be filled by the shareholders, only the holders of those classes or series of shares are entitled to vote to fill such vacancy. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors by the shareholders and until his or her successor shall have been elected and qualified.

Indemnification of Directors and Officers

     Under the DGCL, a corporation may indemnify a director, officer, employee or agent of a corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless the court in which such action or suit was brought or, the Delaware Court of Chancery determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     A director, officer, employee or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's (as the case may be) indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys' fees. The DGCL states that any indemnification, unless ordered by a court, shall be made only upon a determination that a director or officer has met the required standard of conduct before the director or officer may be indemnified. The determination may be made (i) by a majority vote of a quorum of disinterested directors; (ii) if a quorum of disinterested directors is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel; or (iii) by the stockholders.

     The DGCL requires Gladstone-Delaware to advance reasonable expenses to a director or officer after such person provides an undertaking to repay the corporation if it is determined that the required standard of conduct has not been met. This indemnification and advancement of expenses is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware corporations may procure insurance for purposes of indemnification of directors and officers.

     Under the WBCA, if authorized by the Articles of Incorporation, a Bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of the director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.

     Under the WBCA, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee or agent against reasonable expenses (including counsel fees), judgments, settlements, penalties and fines incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation in the case of conduct in his or her official capacity as a director, officer, employee or agent and in all other cases not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, indemnification is limited to reasonable expenses incurred in connection with the proceeding and the corporation may not indemnify a director, officer, employee or agent if the director, officer, employee or agent was adjudged to be liable to the corporation. A corporation also may not indemnify a director, officer, employee or agent in connection with any other proceeding charging improper personal benefit to the director, officer, employee or agent in which the director, officer, employee or agent was adjudged liable on the basis that personal benefit was improperly received. A director, officer, employee or agent who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director, officer, employee or agent was a party because of being a director, officer, employee or agent of the corporation must be indemnified by the corporation for reasonable expenses incurred therein in connection with the proceeding. The WBCA states that any indemnification described above in this paragraph shall be made only upon a determination that the director, officer, employee or agent has met the required standard of conduct before the director, officer, employee or agent may be indemnified. The determination shall be made (i) by a majority vote of a quorum of directors not at the time a party to the proceedings; (ii) if a quorum of directors not at the time a party to the proceedings is not obtainable, by a majority vote of a committee duly designated by the Board of Directors, consisting solely of two or more directors not at the time a party to the proceedings; or (iii) by special legal counsel.

     The WBCA permits Gladstone-Washington to pay for or reimburse the reasonable expenses of a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if such director, officer, employee or agent provides a written affirmation of his or her good faith belief that he or she meets the standard of conduct and a written undertaking to repay the corporation if it is determined that the required standard of conduct has not been met. This indemnification and advancement of expenses is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or otherwise. Washington corporations may procure insurance for purposes of indemnification of directors and officers.

     Gladstone-Washington's Articles of Incorporation make no provision for the indemnification of its directors and officers.

Limitation Of Personal Liability Of Directors

     The DGCL provides that a corporation's Certificate of Incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) violation of certain provisions of the DGCL; (iv) any transaction from which the director derived an improper personal benefit; or (v) any act or omission prior to the adoption of such a provision in the Certificate of Incorporation. The Gladstone-Delaware Certificate provides a provision eliminating the personal liability for monetary damages of its directors to the fullest extent permitted under the DGCL.

     The WBCA provides that a corporation's Articles of Incorporation may include a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director. The provision, however, may not eliminate or limit liability of a director for acts or omissions that involve intentional misconduct by a director, a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. Gladstone-Washington's Articles make no provision for such limitation of liability.


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